FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending July 19, 2000

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrant's name into English)



      New South Wales       333-64199        98-0181944
      -----------------     ---------        ----------
      State of Incorp.      Commission File  IRS Employer No.
                               Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrant's telephone number

      +612 9226 3212

NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST

Date of Report - Determination Date 13-Jul-00

Housing Loan Collection Period      10-Apr-00 to 09-Jul-00
                                    (inclusive)
(inclusive)

Days in Collection Period           91

Coupon Period                     19-Apr-00  to  19-Jul-00
                               (inclusive)      (exclusive)

Days in Coupon Period               91

3 month BBSW at beginning of coupon period    5.9950%
3 Month USD-LIBOR                             6.2825%

Foreign Exchange Rate               0.62354525564
Available Income                    24,610,447.18
Total Available Funds               24,610,447.18
Accrued Interest Adjustment         0.00
Redraws Made This Period            25,302,278.38
Redraw Shortfall                    0.00
Redraw Facility Draw                0.00
RFS Issued This Period              0.00
Trust Expenses                      962,306.15
Total Payments                      21,929,551.94
Payment Shortfall                   0.00
Principal Draw This Period          0.00
Total Principal Draws Outstanding   0.00
Gross Principal Collections         123,698,402.04
Principal Collections               98,396,123.66
Excess Available Income             2,680,895.24
Excess Collections Distribution     2,680,895.24
Liquidity Shortfall                 0.00
Liquidity Net Draw / (Repayment) this period  0.00
Remaining Liquidity Shortfall       0.00
Liquidation Loss                    0.00
Principal Charge Offs               0.00
Prepayment Benefit Shortfall        45,389.62
Average Daily Balance for Qtr       1,247,825,105.81
Subordinated Percentage             3.8946%
Initial Subrdinated Percentage      2.3000%
Average Quarterly Percentage        0.4189%
Chargeoffs                          0.00
Carryover ChargeOffs                0.00


                    Principal/100,000     Coupon/100,000
Class A      0.00       4,469.6173          920.5237
Class B      0.00           0.0000        1,655.0625

Stated Amount - AUD Equivalent      Percentage  Forex Percentage
Class A      1,149,848,204.29       96.10535%    1.00000
Class B         51,800,570.54        3.89465%
RFS                      0.00        0.00000
TOTAL        1,201,648,774.83      100.00000%   100.00000%

Stated Amount - USD                 Bond Factor
Class A      716,982,392.48         0.5223154
Class B       32,300,000.00          1.0000000
RFS           0.00
TOTAL        749,282,392.48
                                    $A
Scheduled principal                  $         9,413,994
Unscheduled principal                $       88,982,130
Principal Collections                $       98,396,124

Fixed Interest Rate Housing Loan     $     218,138,279
Variable Rate Housing Loans          $     983,510,496
                                     $  1,201,648,775


DELINQUENCY STATISTICS

                 Collection Period Ended:    09-July-2000
                  Number Current Instalment Amount % by     % by
                  of LoansBalance       $        Number   Balance

 Current         11,786  1,073,320,438   9,286,167   90.14%   89.32%
 1 - 29 Days      1,132    113,095,274     916,621    8.66%    9.41%
 30 - 59             96      9,344,762      70,296    0.73%    0.78%
 60 - 89             37      3,705,401      25,986    0.28%    0.31%
 90 - 119            14      1,093,538       8,221    0.11%    0.09%
 120 - 149            3        403,806       2,792    0.02%    0.03%
 150 - 179            2        285,416       2,186    0.02%    0.02%
 180+                 5        400,751       3,310    0.04%    0.03%

  TOTAL          13,075  1,201,649,386  10,315,578   100.00%  100.00%



                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1999-1G WST Trust,(Registrant)

Dated: August 1, 2000
                                 By:    /s/ Lewis E. Love Jr

                                 Name:    Lewis E. Love   Jr


                                    Title:     Secretary